                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 29, 1999
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



       Tennessee                      01-12073                   62-1550848
----------------------------    ---------------------        -------------------
(State or Other Jurisdiction    (Commission File No.)         (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                            7700 Wolf River Boulevard
                          Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

I.       NationsBank  $25 Million Credit Facility

         On March 29, 1998, the Partnership and the West Virginia Partnership (collectively, the "Borrower") entered into an Unsecured Revolving Credit Agreement (the "Credit Agreement") in the maximum principal amount of $25 million (the "Credit Facility") with NationsBank, N.A. ("NationsBank") and Credit Lyonnais New York Branch as Lenders, NationsBank, N.A. as Administrative and Documentation Agent, Credit Lyonnais New York Branch as Syndication Agent, Joint Agent and Book Arranger, and NationsBanc Montgomery Securities, LLC. The Credit Facility matures on October 9, 2000. The Credit Agreement provides for an interest rate set at either (i) the base rate announced by NationsBank plus the applicable margin or (ii) the adjusted LIBOR rate at one month, two month, three month and six month periods, as selected by the Borrower. Borrowing are available under the Credit Facility to fund acquisitions, capital improvements and renovations and for general corporate purposes.

         The Credit Agreement is set forth in full as Exhibit 10.1 hereto.

II.      Consolidated Amendment with Patriot and Interstate Hotels

         As of March 31, 1999, Equity Inns, Inc. (the "Company"), Equity Inns Partnership, L.P. (the "Partnership"), Equity Inns Partnership II, L.P. (the "Partnership-II"), Equity Inns West Virginia Partnership, L.P. (the "West Virginia Partnership") and Equity Inns Trust (the "Trust," and collectively with the Company, the Partnership, the Partnership-II and the West Virginia Partnership, "Equity Inns") entered into a Consolidated Amendment to Lease Agreements and Master Agreement dated as of March 31, 1999 (the "Consolidated Amendment"), with Patriot American Hospitality, Inc. ("Patriot"), Interstate Hotels, LLC ("Interstate LLC"), Interstate Hotels Management, Inc. ("Interstate Management") and various subsidiaries of Patriot and Interstate LLC.

         The Consolidated Amendment amends various provisions of the Company's and the Partnership's Master Agreement dated November 4, 1996 with Interstate Hotels Corporation ("Interstate Corporation") and its affiliates (as amended, the "Master Agreement"), the existing Percentage Leases with respect to 80 of the Company's hotels currently leased to affiliates of Interstate LLC (the "Leases"), and various lease guaranties. Effective June 2, 1998, Interstate
Hotels Company ("Interstate Company") merged into Patriot and Interstate Corporation merged into Interstate LLC. Interstate Company, Interstate Corporation and their affiliates are herein referred to as "Interstate."

         Certain provisions of the Consolidated Amendment are summarized below:

Interstate Management Divestiture; Membership on Board of Interstate Management;
  Payment of Additional Rent

         Equity Inns consents to any divestiture of Interstate Management by Patriot required by Marriott International, Inc. Effective as of the date of such divestiture, Interstate has agreed that Interstate Management's Board of Directors will nominate and recommend either Phillip H. McNeill, Sr., Howard A. Silver or such other person then serving as the Chief Executive Officer or President of the Company to be appointed to Interstate Management's Board of Directors for a two-year term. Further, as additional incentive rent for the 1999 fiscal year, Equity Inns will receive $2 million from the lessees to be recognized over the second, third and fourth quarters of this year.

Lease Guarantees

         Contingent on the divestiture of Interstate Management from Patriot and the obtaining of certain third-party consents as to some specific hotels, Patriot will be released from its existing lease guaranty obligations and Interstate Management will be substituted as a new lease guarantor with respect to all of the obligations of the lessees under all of the Percentage Leases. Following the divestiture, all future lease guarantees will be executed by Interstate Management and Interstate LLC. Further, the subordination provisions of each of the existing lease guarantees will be amended, effective as of the consummation date of the divestment of Interstate Management from Patriot, to provide, subject to certain exceptions, that such guarantors' obligations under the lease guarantees are subordinated and junior to all debt obligations of such guarantors under all credit agreements up to a maximum of six times Interstate Management's EBITDA.

Addition of Net Worth Requirements and Performance Standards to Leases

         Effective after the consummation of the Interstate Management divestiture, Interstate will be required to maintain liquid net worth (as defined in the Consolidated Amendment) of not less than 15% of the rent paid under all Percentage Leases between the parties (but excluding any Percentage Leases then guaranteed by Patriot), subject to certain increases. Interstate Management's failure to maintain its Minimum Liquid Net Worth, if uncured for 30 days after notice from Equity Inns, shall constitute an event of default under the Percentage Leases.

Performance Standards

         In addition, each Percentage Lease is amended to include the following new performance standards:

(a) Minimum REVPAR. In the event that a leased hotel does not produce revenue per available room ("REVPAR") in an amount of at least 93% of the estimated amount under the applicable operating budget for any two consecutive quarters, Equity Inns shall give the lessee notice of potential termination. If, in each of the two following quarters, such hotel continues to achieve negative REVPAR variance of at least 7%, Equity Inns has the option at any time thereafter to terminate the relevant Percentage Lease upon at least 30 days notice, unless the lessee pays Equity Inns during such 30-day period an amount equal to the sum Equity Inns would have received as rent had the hotel maintained REVPAR equal to 93% of the budgeted amount minus the amount of rent previously received by Equity Inns for such period. If such hotel does not meet or exceed the REVPAR budgeted for it for any fiscal year, then the threshold dollar amount for incentive rent will not be adjusted for changes in the Consumer Price Index but the hotel's base rent shall be adjusted.

(b) REVPAR Index. In the event the REVPAR yield index, as reported by Smith Travel Research, declines by five or more percentage points for any calendar year compared with the previous calendar year, or in the event a leased hotel performs at below 100% of such REVPAR yield index for any four consecutive calendar quarters, Equity Inns shall have the option at any time thereafter to terminate the applicable Percentage Lease upon 30 days notice, unless during such 30-day period the lessee pays to Equity Inns rent equal to the amount of rent Equity Inns would have received for such period had the performance of such hotel met such criteria minus the amount of rent Equity Inns actually received for such period.

(c) Lessee Termination Right. In the event the lessee fails either of the above performance standards, then the lessee may elect to terminate the relevant
Percentage Lease within 30 days after such failure, effective 90 days after lessee gives notice of its election to terminate, all provided the lessee timely pays to Equity Inns a termination fee for the total rent accrued during the fiscal year prior to the date of termination. The amount of such termination fee is on a declining scale, equal to the total estimated rent for the affected Percentage Lease under the relevant operating budget if terminated during the first fiscal year declining to a minimum of 20 % of the total rent accrued during the fiscal year prior to the date of termination if terminated during any fiscal year after the eighth fiscal year.

(d) Expenditures. Equity Inns shall have the right to terminate any Percentage Lease on 30 days' notice if during any fiscal year the lessee does not expend or incur in accordance with generally accepted accounting principles at least 95% of the dollar amounts contained in the operating budget for sales and marketing expenses, (excluding certain franchisor- related advertising and marketing expenses) and property maintenance.

(e) Personnel. Equity Inns shall have the right to terminate any Percentage Lease on 30 days' notice if any general manager or director of sales of a hotel is transferred to another hotel or similar property owned, leased, or managed by Interstate Management, the lessee or an affiliate in the same market without Equity Inns' consent and such person is not transferred back to such hotel within fifteen (15) days' notice from Equity Inns.

(f) Termination as Sole Remedy. Equity Inns' sole remedy in the event of any failure to meet any of the above performance standards shall be the termination of the relevant Percentage Lease, provided, however, that neither the failure to meet any performance standard under any Percentage Lease nor the termination of a Percentage Lease based solely upon the failure to meet a performance standard shall result in a cross-default under any other Percentage Leases, nor shall Equity Inns incur any termination payment as a result of a termination of a Percentage Lease for failure to meet the performance standards.

Termination of Right of First Offer and Development Offer

         Under the Master Agreement, Interstate has a right of first offer (the "Right of First Offer") to lease hotels acquired or developed by the Company or the Partnership before November 15, 2001, subject to certain exceptions. In addition, Interstate granted to the Partnership a development option to purchase certain brand name midscale, upper economy, economy and budget hotels with certain parameters relating to budgeted development costs (the "Development Option").

         Under the Consolidated Amendment, the Right of First Offer and the Development Option are fully terminated except that the Right of First Offer continues with respect to two Homewood Suites hotels currently under contract for purchase by the Partnership in Orlando, Florida and Chicago (Grand Avenue), Illinois, provided that Equity Inns shall offer to lease each of these two hotels within 30 days after their acquisition to Crossroads Future Company, L.L.C., an affiliate of Patriot and Interstate ("Crossroads Future"). If Equity Inns offers to lease both the Orlando and Grand Avenue hotels to Crossroads Future under the Right of First Offer, the Right of First Offer shall fully terminate. If, however, for any reason Equity Inns fails to offer to lease both the Orlando and Grand Avenue hotels to Crossroads Future under the Right of First Offer before January 1, 2000, the Right of First Offer shall continue in effect as to all future acquisition and development hotels until Equity Inns have offered to lease to Crossroads Future hotels equal in value, as measured by Equity Inns' purchase price, to both hotels, and with anticipated income to the lessee of at least 2 1/2% of hotel revenues.

         The Right of First Offer is fully waived as to Partnership-II's current hotel in Boise, Idaho, and Partnership-II agrees to lease to Crossroads Future its current hotel in Portland, Oregon.

Right of First Offer to Purchase Leases

         Beginning on the effective date of Patriot's divestiture of Interstate Management and as long as any of the Leases are still in effect, Interstate grants to Equity Inns a right of first offer (the "Equity RFO") in the event Interstate desires to sell to an unaffiliated third party all of the Leases or all of the direct equity interests in the Lessees(the "RFO Assets"). The Equity RFO shall not apply to or be triggered by any other transaction involving Interstate, including any merger, reorganization, sale of equity, debt or convertible securities or any other similar transaction involving Interstate, the sale of less than all of the Leases or the sale of less than 75% of the direct equity interests in all the Lessees, provided, however, that Interstate agrees not to sell less than all of the Leases to any unaffiliated third party.

         Interstate shall promptly notify Equity Inns of such a proposed sale and submit to Equity Inns a notice of offer, including the proposed economic terms of the sale. Notwithstanding that the proposed sale may relate to assets or liabilities not related to the RFO Assets, (i) any sale offered to Equity Inns shall relate only to the RFO Assets, and (ii) Interstate shall not enter into such a third-party sale without first offering to Equity Inns under the Equity RFO to sell or terminate only the Leases or all of the direct equity interests in all of the lessees, as applicable, in accordance with the proposed economic terms allocable to the RFO Assets.

         On its receipt of notice,  Equity  Inns has 21 business  days to either
(i) accept the offer by either purchasing or terminating the applicable Leases or by purchasing all of the direct equity interests in all of the Lessees, as applicable, on the proposed economic terms, or (ii) propose alternative economic terms and reach an agreement with Interstate as to such terms with respect to the RFO Assets. If Equity Inns fails to accept such offer or if the parties fail to agree on alternative economic terms for the RFO Assets, within the 21-day period, Interstate may dispose of the RFO Assets on terms no more favorable to the transferee than the terms which Equity Inns has rejected, subject to existing restrictions on transfer. If Interstate desires to dispose of the RFO Assets on terms more favorable to a transferee than those last offered to Equity Inns, then Equity Inns has 120 days to consummate a purchase or termination, as applicable, of the RFO Assets under the Equity RFO.

Sale/Termination Payments

         Equity Inns may market for sale five of its current hotels (the Hampton Inns hotels in Arlington, Texas; Garland, Texas; Southaven, Mississippi; and Little Rock North, Arkansas, and the Holiday Inn hotel in Oak Hill, West Virginia) and Equity Inns and the applicable lessee shall release themselves in full from the applicable Percentage Lease requirements upon the closing of each such sale, including any termination fees. Notwithstanding the provisions of the existing Percentage

Leases, however, if Equity Inns sells more than five hotels (other than those hotels specifically listed in the Consolidated Amendment) and terminates the applicable leases in any rolling 12-month period from the date of closing of Patriot's divestiture of Interstate Management without there being an allocable substitute Percentage Lease, then, as to each such hotel sold and Percentage Lease terminated in such period after the first five hotels are sold, Equity Inns shall not be entitled to defer payment of the applicable termination payment until November 15, 2001. Instead, Equity Inns shall pay the applicable termination payment or offer a substitute Percentage Lease within 90 days after the expiration of such 12-month period, subject to certain limited exceptions.

         The Consolidated Amendment modifies and clarifies the formula for determining whether, and in what amounts, Equity Inns will be liable to pay the lessees termination payments, if any, as of November 15, 2001, for leases terminated prior to such date as a result of the sale of the applicable hotel by Equity Inns in the event Equity Inns has not offered to the Lessees during the five year period prior to such date a net of 25 new leases over the leases terminated.

Outparcels, Leases and Licenses

         The Consolidated Amendment allows Equity Inns to sell or lease certain outparcels and enter into certain non-hotel leases and licenses (for telecommunications equipment, billboards and the like), subject to certain limitations to ensure that such does not materially interfere with the hotel operations and subject to a 50/50 sharing of lease revenues with respect to leases for rooftop telecommunications antennae.

Franchise Fees/PIPs; Mutual Releases

         Interstate agrees to pay all franchise transfer fees incurred as a result of the Patriot-Interstate merger, the pending Interstate Management divestiture and any related change-in-control of franchisee or franchise transfer applications related to such events, and the Patriot-Interstate group agrees to reimburse Equity Inns for expenses incurred as a result of the Patriot-Interstate merger, the Interstate Management divestiture and the Consolidated Amendment in an amount not exceeding $100,000. Equity Inns acknowledges that it will not seek payment from the lessees or any other member of the Patriot-Interstate group for any capital expenditures required by any product improvement plan ("PIP") incurred as a result of the Patriot-Interstate merger or the Interstate Management divestiture. Each member of Equity Inns and the Patriot- Interstate group mutually releases the other parties and their officers and directors from any causes of action, claims and demands arising from the Master Agreement, the Percentage Leases, the Patriot-Interstate merger and the Interstate Management divestiture, subject to existing obligations not in default as of the date of the Consolidated Amendment and certain other exceptions.

         The Consolidated Amendment is set forth in full as Exhibit 10.7 hereto.

(c) Exhibits


Exhibit
Number     Description
--------   -----------

10.1*  --  Unsecured Revolving Credit Agreement  dated as of March 29, 1999, by and among Equity Inns Partnership, L.P. and Equity Inns/West Virginia
           Partnership, L.P. as Borrowers, NationsBank, N.A. and Credit Lyonnais
           New York Branch as Lenders,  NationsBank, N.A. as  Administrative and
           Documentation Agent,  Credit  Lyonnais New York Branch as Syndication
           Agent,  Joint  Agent  and  Book  Arranger and  NationsBanc Montgomery
           Securities, LLC.

10.2   --  Guaranty  of  Leases  dated  November  15,  1996 by Interstate Hotels
           Company (Incorporated by  reference to  Exhibit 10.2 to the Company's
           Current Report on Form 8-K (Registration No. 01-12073) filed with the
           Securities and Exchange Commission on December 13, 1996)

10.3   --  Guaranty  of  Leases  dated  November  15,  1996 by Interstate Hotels
           Corporation  (Incorporated  by  reference  to  Exhibit  10.3  to  the
           Company's  Current  Report  on  Form  8-K (Registration No. 01-12073)
           filed  with  the  Securities and  Exchange Commission on December 13,
           1996)

10.4   --  Master  Agreement  dated  as  of  November 4, 1996 among Equity Inns,
           Inc.,  Equity Inns Partnership, L.P.,  Interstate Hotels Corporation,
           Crossroads/Memphis  Partnership, L.P. and  Crossroads Future Company,
           L.L.C. (Incorporated  by  reference to  Exhibit 10.4 to the Company's
           Current Report on Form 8-K (Registration No. 01-12073) filed with the
           Securities and Exchange Commission on December 13, 1996)

10.5   --  First  Amendment to  Master  Agreement  dated as of November 15, 1996 among  Equity Inns, Inc.,  Equity Inns Partnership, L.P.,  Interstate
           Hotels   Corporation,   Crossroads/Memphis   Partnership,   L.P.  and
           Crossroads  Future  Company,  L.L.C.  (Incorporated  by  reference to
           Exhibit  10.5  to  the   Company's   Current   Report   on   Form 8-K
           (Registration No.  01-12073)  filed with the  Securities and Exchange
           Commission on December 13, 1996)

10.6   --  Second  Amendment to Master Agreement dated as of February 6, 1997 by
           Equity  Inns,  Inc.,  Equity  Inns  Partnership, L.P.,  EQI Financing
           Partnership  I,  L.P.,  Interstate  Hotels  Corporation,  Crossroads/
           Memphis  Partnership,  L.P.,  Crossroads/Memphis  Financing  Company,
           L.L.C.,  and  Crossroads  Future  Company,  L.L.C.  (Incorporated  by
           reference  to  Exhibit 10.3 to the Company's Quarterly Report on Form
           10-Q (Registration No. 01-12073) for the quarter ended March 31, 1997 and  filed  with the  Securities and Exchange Commission on April 30,
           1997)

10.7*  --  Consolidated Amendment to Lease Agreements and Master Agreement dated as of  March 31, 1999,  by and  among  Equity Inns, Inc., Equity Inns
           Partnership, L.P.,  Equity Inns/West Virginia Partnership, L.P.,  EQI
           Financing  Partnership  I,  L.P.,  Equity  Inns Partnership II, L.P.,
           Crossroads/Memphis Partnership, L.P., State College BBQ/Concord Joint
           Venture,  Crossroads/Memphis  Financing  Company,  L.L.C., Crossroads
           Future  Company,   L.L.C.,   Patriot   American  Hospitality,   Inc.,
           Interstate  Hotels,  LLC,  Crossroads Hospitality Company, L.L.C. and
           Interstate Hotels Management, Inc.

---------------
*Filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUITY INNS, INC.



May 7, 1999                                /s/Donald H. Dempsey
                                           -------------------------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer

                                    Exhibits

Exhibit
Number     Description
--------   -----------

10.7*  --  Unsecured Revolving Credit Agreement dated  as of  March 29, 1999, by and among Equity Inns Partnership, L.P. and Equity Inns/West Virginia
           Partnership, L.P. as Borrowers, NationsBank, N.A. and Credit Lyonnais
           New York Branch as Lenders,  NationsBank, N.A. as  Administrative and
           Documentation Agent,  Credit Lyonnais  New York Branch as Syndication
           Agent,  Joint  Agent  and  Book  Arranger and  NationsBanc Montgomery
           Securities, LLC.

10.2   --  Guaranty  of  Leases  dated  November  15,  1996 by Interstate Hotels
           Company  (Incorporated by reference to Exhibit 10.2 to the  Company's
           Current Report on Form 8-K (Registration No. 01-12073) filed with the
           Securities and Exchange Commission on December 13, 1996)

10.3   --  Guaranty  of  Leases  dated  November 15, 1996  by  Interstate Hotels
           Corporation  (Incorporated  by  reference  to  Exhibit  10.3  to  the
           Company's  Current  Report  on  Form 8-K  (Registration No. 01-12073)
           filed  with  the  Securities and  Exchange Commission on December 13,
           1996)

10.4   --  Master  Agreement  dated as of  November 4, 1996 among  Equity  Inns,
           Inc.,  Equity Inns Partnership, L.P.,  Interstate Hotels Corporation,
           Crossroads/Memphis  Partnership, L.P. and  Crossroads Future Company,
           L.L.C.  (Incorporated by  reference to Exhibit 10.4 to the  Company's
           Current Report on Form 8-K (Registration No. 01-12073) filed with the
           Securities and Exchange Commission on December 13, 1996)

10.5   --  First  Amendment to  Master  Agreement  dated as of November 15, 1996 among  Equity Inns, Inc.,  Equity Inns Partnership, L.P.,  Interstate
           Hotels   Corporation,   Crossroads/Memphis  Partnership,   L.P.   and
           Crossroads  Future  Company,  L.L.C.  (Incorporated  by reference  to
           Exhibit  10.5  to  the  Company's  Current   Report   on   Form   8-K
           (Registration  No.  01-12073) filed  with the Securities and Exchange
           Commission on December 13, 1996)

10.6   --  Second  Amendment to Master Agreement dated as of February 6, 1997 by
           Equity  Inns,  Inc.,  Equity  Inns Partnership, L.P.,  EQI  Financing
           Partnership  I,  L.P.,  Interstate  Hotels  Corporation,  Crossroads/
           Memphis  Partnership,  L.P.,  Crossroads/Memphis  Financing  Company,
           L.L.C.,  and  Crossroads  Future  Company,  L.L.C.  (Incorporated  by
           reference  to  Exhibit 10.3 to the Company's Quarterly Report on Form
           10-Q (Registration No. 01-12073) for the quarter ended March 31, 1997 and filed  with the  Securities and  Exchange Commission on April 30,
           1997)

10.7*  --  Consolidated Amendment to Lease Agreements and Master Agreement dated as  of  March 31, 1999, by and among  Equity Inns, Inc.,  Equity Inns
           Partnership, L.P.,  Equity Inns/West Virginia Partnership, L.P.,  EQI
           Financing  Partnership  I,  L.P.,  Equity  Inns Partnership II, L.P.,
           Crossroads/Memphis Partnership, L.P., State College BBQ/Concord Joint
           Venture,  Crossroads/Memphis  Financing  Company,  L.L.C., Crossroads
           Future   Company,  L.L.C.,   Patriot   American   Hospitality,  Inc.,
           Interstate  Hotels, LLC,  Crossroads Hospitality Company, L.L.C.  and
           Interstate Hotels Management, Inc.

--------------
*Filed herewith.